Exhibit 99.2

December 15, 2025

CALL NOTICE FOR ALL TRANCHE A COMMON STOCK PURCHASE WARRANTS (CUSIP 35168W129)

Dear Tranche A Warrant Holder,

Fractyl Health, Inc. (the “Company”) hereby gives notice that it is calling for cancellation, at 6:30 p.m., New York City time, on December 30, 2025 (the “Cancellation Date”), all of the Company’s outstanding Tranche A Common Stock Purchase Warrants (the “Tranche A Warrants”) to purchase shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), that were issued under the Warrant Agency Agreement, dated August 7, 2025, by and between the Company and Equiniti Trust Company, LLC, as warrant agent (the “Warrant Agency Agreement”). Each Tranche A Warrant entitles the holder thereof to purchase one share of Common Stock. Pursuant to the Tranche A Warrant, a holder may exercise its Tranche A Warrants in whole or in part for shares of Common Stock at a price of $1.05 per share (the “Exercise Price”). Any Tranche A Warrants that remain unexercised at 6:30 p.m., New York City time, on the Cancellation Date will be void and no longer exercisable and their holders will have no rights with respect to those Tranche A Warrants, except to receive consideration equal to $0.00001 per share (the “Cancellation Consideration”).

TERMS OF CALL; CESSATION OF RIGHTS

The rights of the Tranche A Warrant holders to exercise their Tranche A Warrants will terminate immediately prior to 6:30 p.m., New York City time, on the Cancellation Date.At 6:30 p.m., New York City time, on the Cancellation Date and thereafter, holders of unexercised Tranche A Warrants will have no rights with respect to those Tranche A Warrants, except to receive, upon surrender of their Tranche A Warrant certificates, the Cancellation Consideration. We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Tranche A Warrants. Note that the act of exercising is VOLUNTARY, meaning holders must instruct their broker to submit the Tranche A Warrants for exercise.

The Company is exercising this right to call the Tranche A Warrants for cancellation pursuant to Section 2 of the Tranche A Warrant. Pursuant to Section 2(f) of the Tranche A Warrant, the Company has the right to call all of the outstanding Tranche A Warrants if, after the release by the Company of three month randomized midpoint clinical data from its REMAIN-1 study of Revita in patients with obesity after discontinuation of GLP-1 drugs, (i) the daily volume weighted average price (the “VWAP”) of the Common Stock on the Nasdaq Global Market exceeds $1.37 per share for 15 consecutive trading days (the “Measurement Period”) and (ii) the average daily dollar volume exceeds $2,000,000 per day for such Measurement Period. The Company released three month randomized midpoint clinical data from the REMAIN-1 study on September 26, 2025 and as of the close of trading on the Nasdaq Global Market on the date hereof, the VWAP of the Common Stock has been at least $1.37 per share and the average daily dollar volume has exceeded $2,000,000 per day for the applicable Measurement Period. Therefore, the Company may call the Tranche A Warrants for cancellation.

EXERCISE PROCEDURE

Tranche A Warrant holders have until 6:30 p.m., New York City time, on the Cancellation Date to exercise their Tranche A Warrants to purchase Common Stock. Tranche A Warrants may only be exercised for cash. Each Tranche A Warrant entitles the holder thereof to purchase one share of Common Stock. Pursuant to the Tranche A Warrant, a holder must exercise its Tranche A Warrants in whole or in part for shares of Common Stock at the Exercise Price of $1.05 per share. No fractional shares or scrip representing fractional shares shall be issued upon exercise. As to any fraction of a share which the holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share. Wire instructions will be provided to the Depository Trust Company and will otherwise be provided upon request.

Those who hold their Tranche A Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Tranche A Warrants since the process to exercise is VOLUNTARY.

Persons who are holders of record of their Tranche A Warrants may exercise their Tranche A Warrants by sending:

1. The Tranche A Warrant certificate;

2. A fully and properly completed “Notice of Exercise” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Tranche A Warrants being exercised; and

3. The exercise funds via wire transfer,

to:

Equiniti Trust Company, LLC

28 Liberty Street, Floor 53

New York, NY 10005

Attention: Reorganization Department

The method of delivery of the Tranche A Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The Tranche A Warrant certificate, the fully and properly completed Notice of Exercise and the exercise funds must be received by Equiniti Trust Company, LLC prior to 6:30 p.m., New York City time, on the Cancellation Date. Tranche A Warrants which are received on or after such time will not be exercised, but will be cancelled.

For holders of Tranche A Warrants who hold their warrants in “street name,” provided that a Notice of Guaranteed Delivery and the exercise funds are received by Equiniti Trust Company, LLC prior to 6:30 p.m., New York City time, on the Cancellation Date, broker-dealers shall have one business day to deliver the Tranche A Warrant to Equiniti Trust Company, LLC.

Any Tranche A Warrant received which is received without the Notice of Exercise or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed or the exercise funds being submitted will be deemed to have been delivered for redemption (at $0.00001 per Tranche A Warrant), and not for exercise.

PROSPECTUS

A prospectus covering the Common Stock issuable upon the exercise of the Tranche A Warrants (and the supplements thereto) is included in a registration statement filed with, and declared effective by, the Securities and Exchange Commission (Registration No. 333-285522) (the “SEC”). The SEC also maintains an Internet website that contains a copy of this prospectus. The address of this site is www.sec.gov. Alternatively, to obtain a copy of the prospectus (and the supplements thereto), please visit our investor relations website at https://ir.fractyl.com.

CANCELLATION CONSIDERATION PROCEDURE

Payment of the Cancellation Consideration will be made by the Company upon presentation and surrender of the Tranche A Warrant for payment after 6:30 p.m. New York City time on the Cancellation Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Tranche A Warrants for the Cancellation Consideration. Persons who are holders of record of their Tranche A Warrants may redeem their Tranche A Warrants for the Cancellation Consideration by delivering their certificates representing their Tranche A Warrants to:

Equiniti Trust Company, LLC

28 Liberty Street, Floor 53

New York, NY 10005

Attention: Reorganization Department

*********************************

Any questions you may have about the call notice and exercising your Tranche A Warrants may be directed to Equiniti Trust Company, LLC at its address and telephone number set forth above.

Sincerely,

/s/ Sarah Toomey
Sarah Toomey
General Counsel & Corporate Secretary

Annex A

NOTICE OF EXERCISE

(To Be Executed by the Registered Holder in Order to Exercise Tranche A Warrants)

(1)
The undersigned hereby elects to purchase:

Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any, in lawful money of the United States.

(2)
Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

Printed Name of Holder:

By:
Name:
Title:

Address:

Date: